Description of Business	12 Months Ended
Dec. 31, 2024
Accounting Policies [Abstract]
Description of Business

Note 1: Description of Business

Company Overview

Mitesco, Inc. (the “Company,” “we,” “us,” or “our”) was formed in the state of Delaware on January 18, 2012. On December 9, 2015, we restructured our operations and acquired Newco4pharmacy, LLC, a development stage company which sought to acquire compounding pharmacy businesses. As a part of the restructuring, we completed a “spin out” of our former business line. On April 24, 2020, we changed our name to Mitesco, Inc. In October 2023, the Company completed a move of its corporate status to Nevada from Delaware in order to effect reduced costs.

From 2020 through 2022, our operations were focused on establishing medical clinics utilizing Nurse Practitioners under The Good Clinic name and development and acquisition of telemedicine technology. We opened our first The Good Clinic in Minneapolis, Minnesota in the first quarter of 2021 and had six operating clinics during the year ended December 31, 2022, with two additional sites under contract. In the fourth quarter of fiscal 2022, we made the strategic decision to close the entire clinic operation and release our staff due to a lack of profitability.

We are a holding company seeking to provide products, services and technology. We have a number of near-term opportunities that we hope to pursue, assuming the capital markets make sufficient funding available at reasonable rates. During the first quarter of 2024 we recruited a number of individuals to a newly formed Advisory Board, who might assist the Company in determining the viability of certain ventures going forward. These individuals have a background in datacenter services, cyber and data security and software applications related to infrastructure design, implementation and management including geographical information systems (GIS).

In June 2024 we announced the formation of two (2) new wholly owned business units, Centcore, LLC, who is providing datacenter services including cloud computing and application hosting, and Vero Technology Ventures, LLC, whose aim is to seek investment and acquisition opportunities, generally in the areas of cloud computing and datacenter related applications.

Centcore has two (2) areas of focus. The first, generic datacenter services, is aimed at hosting applications for a specific user, sometimes referred to as “managed services offerings” or MSO, where the client moves the software licensed from various vendors, or internally developed, into our datacenter where we maintain the computing, communications and backup environment. The second focus involves hosting application software developed by software vendors, from which they will sell the use of the software by their end user clients on a “cloud” basis. By taking this approach, we hope to gain the business of the vendor, and their clients, perhaps allowing us to grow at a faster rate with lower cost of sales. We have developed the “Centcore Partner Program” where we will help promote the software vendors who are hosting in our datacenters. If we are successful helping the vendor grow his business, we will have provided a “value added service”, and benefit from increased utilization of our computing resources by not only the vendor, but also his new end user clients. Our initial focus for this area is on software providers who serve the “infrastructure” market doing design, engineering, construction and maintenance of significant assets. We desire to create “life cycle” relationships with both the design teams, and owners which may include private owners such as manufacturers and utilities, or publicly owned assets for municipalities, states or federal governments, domestically and internationally.

We have retained proven professionals in the datacenter, cyber security and infrastructure services areas to support our needs on a per hour basis, which we believe will allow us to control our costs relative to business activity, without significant staffing internally.